UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 7, 2022

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
270 Canal Road
Fairless Hills, PA 19030

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 7, 2022, the Hydrofarm Holdings Group, Inc. (the “Company”) issued a press release reaffirming its full-year 2021 outlook. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 7.01    Regulation FD Disclosure.
The information set forth in Item 2.02 above is incorporated herein by reference.
Executives of the Company will present at the 2022 Annual ICR Conference using the materials (the “Investor Presentation”) provided in Exhibit 99.2 of this Current Report on Form 8-K and incorporated herein by reference. The Investor Presentation will also be available under the “Investors” tab in the “Events & Presentations” section of the Company’s website located at www.hydrofarm.com.
The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.2 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
With respect to the projected fiscal year 2021 Adjusted EBITDA financial information included in Exhibits 99.1 and 99.2, a quantitative reconciliation is not available without unreasonable effort due to the variability, complexity and low visibility with respect to certain items, including, but not limited to, stock-based compensation and employer payroll taxes, uncertainties caused by the global COVID-19 pandemic, changes to the regulatory landscape, and certain potential future transaction expenses, which are excluded from Adjusted EBITDA. The Company expects the variability of these items to have a potentially unpredictable, and potentially significant, impact on its future GAAP financial results.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (including the exhibits hereto) constitute “forward-looking” statements. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are a number of risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in each of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the period ended September 30, 2021, as well as its consolidated financial statements, related notes, and other financial information appearing therein, and its other filings with the SEC.

Additionally, Exhibits 99.1 and 99.2 include certain preliminary financial estimates as of and for the periods ended December 31, 2021, for which financial statements are not yet available and for which the audit has not been completed. Such estimates are “forward-looking” statements. Our actual results remain subject to the completion of our quarter-end and year-end closing process, which includes review by management and our board of directors, including our audit committee. While carrying out such procedures, we may identify items that require us to make adjustments to such preliminary estimates. Our independent registered public accounting firm has also not audited, reviewed, compiled or performed any procedures on this preliminary financial information, and, accordingly, does not express an opinion or other form of assurance with respect thereto. Such estimated ranges are preliminary and may change. There can be no assurance that our final audited results of operations for such periods will not differ from these estimates, and any such changes could be material. Therefore, you should not place undue reliance on these preliminary estimates of our results.

Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 7, 2022.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: January 11, 2022	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer